Exhibit 10.11(a)

June 1, 2013

PGR Capital LLP

Gilmora House

57-61 Mortimer Street

London W1W 8HS,

UK

Attention:  Casey Grylls

Re:	Management Agreement Renewals

Dear Mr. Grylls:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2014 and all other provisions of the Management Agreements will remain unchanged.

•	Emerging CTA Portfolio L.P.

•	PGR Master Fund L.P

•	Diversified 2000 Futures Fund L.P.

•	MSSB Spectrum Strategic L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Damian George at the address above or fax to 212-296-6868. If you have any questions I can be reached at 212-296-1292.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Damian George
Damian George Chief Financial Officer & Director

PGR CAPITAL LLP

By:	/s/ Casey Grylls

Print Name:	Casey Grylls

DG/sr